NEWS RELEASE

For Immediate Release
Investor Contact: Dave Prichard 262-636-8434 d.a.prichard@na.modine.com
Media Contact: Lori Stafford 262-636-1001 l.stafford@na.modine.com

Modine Classifies Former Aftermarket Business as a Discontinued Operation and Releases Unaudited Pro Forma Historical Earnings Statements, Including Expanded Segment Reporting

Racine, WI, October 19, 2005 - Modine Manufacturing Company (NYSE: MOD), a diversified world leader in thermal management technology and solutions, announced today that, as anticipated, it has classified its former Aftermarket business, which was spun off on July 22 and merged with Transpro, Inc. (now known as Proliance International, Inc.), as a discontinued operation.
Given the Aftermarket spin-off and its impact on the Company due to the relative size of the Aftermarket business, and in view of acquisitions completed in fiscal 2005 and the first quarter of fiscal 2006, Modine is releasing today unaudited, pro forma historical earnings statements and expanded operating segment financial information. These unaudited, pro forma historical financial statements and information are provided for the first quarter of fiscal 2006, by quarter for fiscal 2005 ended March 31 and annually for fiscal years 2004 and 2003.
As a result of the spin-off, Modine recorded a non-cash charge to discontinued operations of $48.2 million to reflect the difference between the value that Modine shareholders received in Proliance International, Inc., a function of the price of Transpro, Inc. at the time of the closing and the asset carrying value of Modine’s Aftermarket business.
Modine had indicated in its fiscal 2006 first quarter earnings release in July that it would be reviewing its operating business segment structure in light of the expected spin-off of its Aftermarket business.
The unaudited, pro forma historical earnings statements also incorporate the impact of the reclassifications, which were effective with the first quarter of fiscal 2006, from “other income/expense” to operating activities (sales, cost of goods sold, or S,G&A) of items such as royalty income, gains or losses on asset disposals, tooling sales profits or losses and purchase discounts relating to payment timing. These changes are designed to provide a more consistent presentation of operating information with other companies in Modine’s industry.
Modine’s new reporting structure, which has been expanded from three to five segments, consists of the following operations: Original Equipment - Americas; Original Equipment - Asia; Original Equipment - Europe; Commercial HVAC&R (heating, ventilating, air conditioning and refrigeration); and Other, to include the Electronics Cooling and Fuel Cell businesses.
“Our expanded reporting segments reinforce what we believe are the benefits of market, customer and geographic diversification and broad product breadth around our core business and technology platform in thermal management,” said Brad Richardson, Modine Vice President, Finance and Chief Financial Officer.
The unaudited, pro forma historical earnings statements and new segment reporting structure may also be accessed by visiting Modine’s Web site at www.modine.com.
Modine plans to release fiscal 2006 second quarter financial results for the period ended September 26, 2005 after the market close on Wednesday, October 19 and host a conference call and Webcast on Thursday, October 20 at 9 a.m. Eastern Time.
Modine specializes in thermal management systems and components, bringing heating and cooling technology and solutions to diversified global markets. The Company’s products are used in light, medium, and heavy-duty vehicles, HVAC equipment, industrial equipment, refrigeration systems, fuel cells and electronics. Modine has more than 8,200 employees and 35 facilities in 15 countries worldwide. More information about Modine can be found at www.modine.com.

Modine Manufacturing Company
Unaudited proforma consolidated statements of earnings

	Historical Modine		Adjusted	Discontinued	Continuing
For the year ended March 31, 2003	as reported	Reclassifications	Historical Modine	Operations	Operations

Net sales	$1,092,075	$2,653	$1,094,728	($231,739)	$862,989
Cost of sales	826,417	6,876	833,293	(155,217)	678,076

Gross profit	265,658	(4,223)	261,435	(76,522)	184,913
Selling, general, and administrative expenses	214,121	(9,984)	204,137	(70,795)	133,342
Restructuring charges	(1,555)	0	(1,555)	(178)	(1,733)

Income from operations	53,092	5,761	58,853	(5,549)	53,304
Interest expense	(6,026)	0	(6,026)	631	(5,395)
Other income--net	7,961	(5,761)	2,200	1,789	3,989

Earnings before income taxes from continuing operations	55,027	0	55,027	(3,129)	51,898
Provision for income taxes	20,669	0	20,669	(2,159)	18,510

Earnings before cumulative effect of accounting change (continuing ops)	34,358	0	34,358	(970)	33,388

Cumulative effect of change in accounting for:
Goodwill impairment (net of 1,135,524 income tax benefit)	(21,692)	--	(21,692)	21,692	0

Net earnings	$12,666	$0	$12,666	$20,722	$33,388

Net earnings per share (before cumulative effect of accounting change):

Basic	$1.03			($0.03)	$1.00
Diluted	$1.02			($0.03)	$0.99

Weighted average shares outstanding:
Basic	33,652			33,652	33,652
Diluted	33,758			33,758	33,758

Modine Manufacturing Company
Unaudited proforma consolidated statements of earnings

	Historical Modine		Adjusted	Discontinued	Continuing
For the year ended March 31, 2004	as reported	Reclassifications	Historical Modine	Operations	Operations

Net sales	$1,199,799	$6,086	$1,205,885	($225,210)	$980,675
Cost of sales	914,569	6,197	920,766	(151,608)	769,158

Gross profit	285,230	(111)	285,119	(73,602)	211,517
Selling, general, and administrative expenses	235,283	(13,979)	221,304	(67,106)	154,198
Restructuring charges	(119)	0	(119)	49	(70)

Income from operations	50,066	13,868	63,934	(6,545)	57,389
Interest expense	(5,429)	0	(5,429)	405	(5,024)
Other income--net	19,074	(13,868)	5,206	(104)	5,102

Earnings before income taxes from continuing operations	63,711	0	63,711	(6,244)	57,467
Provision for income taxes	23,274	0	23,274	(1,300)	21,974

Net earnings	$40,437	$0	$40,437	($4,944)	$35,493

Net earnings per share:

Basic	$1.19			($0.15)	$1.05
Diluted	$1.19			($0.15)	$1.04

Weighted average shares outstanding:
Basic	33,922			33,922	33,922
Diluted	34,073			34,073	34,073

Modine Manufacturing Company
Unaudited proforma consolidated statements of earnings

	Historical Modine		Adjusted	Discontinued	Continuing
For the year ended March 31, 2005	as reported	Reclassifications	Historical Modine	Operations	Operations

Net sales	$1,543,930	$4,085	$1,548,015	($205,599)	$1,342,416
Cost of sales	1,193,821	8,517	1,202,338	(139,762)	1,062,576

Gross profit	350,109	(4,432)	345,677	(65,837)	279,840
Selling, general, and administrative expenses	264,088	(13,499)	250,589	(67,198)	183,391
Restructuring charges	1,031	0	1,031	0	1,031

Income from operations	84,990	9,067	94,057	1,361	95,418
Interest expense	(6,365)	0	(6,365)	36	(6,329)
Other income--net	18,251	(9,067)	9,184	(356)	8,828

Earnings before income taxes from continuing operations	96,876	0	96,876	1,041	97,917
Provision for income taxes	35,214	0	35,214	1,017	36,231

Net earnings	$61,662	$0	$61,662	$24	$61,686

Net earnings per share:

Basic	$1.81			$0.00	$1.81
Diluted	$1.79			$0.00	$1.79

Weighted average shares outstanding:
Basic	34,092			34,092	34,092
Diluted	34,480			34,480	34,480

Modine Manufacturing Company
Unaudited proforma consolidated statements of earnings

	Historical Modine		Adjusted	Discontinued	Continuing
For the quarter ended June 26, 2005	as reported	Reclassifications	Historical Modine	Operations	Operations

Net sales	$347,362	$1,265	$348,627	($57,398)	$291,229
Cost of sales	265,202	1,773	266,975	(38,099)	228,876

Gross profit	82,160	(508)	81,652	(19,299)	62,353
Selling, general, and administrative expenses	59,485	(3,097)	56,388	(16,688)	39,700
Restructuring charges	1,522	0	1,522	0	1,522

Income from operations	21,153	2,589	23,742	(2,611)	21,131
Interest expense	(1,277)	0	(1,277)	11	(1,266)
Other income--net	3,572	(2,589)	983	(6)	977

Earnings before income taxes from continuing operations	23,448	0	23,448	(2,606)	20,842
Provision for income taxes	9,639	0	9,639	(1,313)	8,326

Net earnings	$13,809	$0	$13,809	($1,293)	$12,516

Net earnings per share:

Basic	$0.41			($0.04)	$0.37
Diluted	$0.40			($0.04)	$0.37

Weighted average shares outstanding:
Basic	33,932			33,932	33,932
Diluted	34,264			34,264	34,264

Modine Manufacturing Company
Unaudited proforma consolidated statements of earnings

	Historical Modine		Adjusted	Discontinued
For the quarter ended September 26, 2005	as reported	Reclassifications	Historical Modine	Operations

Net sales	$363,620	$1,273	$364,893	($58,176)
Cost of sales	280,488	2,275	282,763	(39,839)

Gross profit	83,132	(1,002)	82,130	(18,337)
Selling, general, and administrative expenses	63,451	(3,207)	60,244	(18,038)
Restructuring charges	(600)	0	(600)	0

Income from operations	20,281	2,205	22,486	(299)
Interest expense	(1,507)	1	(1,506)	8
Other income--net	3,766	(2,205)	1,561	(5)

Earnings before income taxes from continuing operations	22,540	1	22,541	(296)
Provision for income taxes	8,488	1	8,489	(162)

Net earnings	$14,052	($0)	$14,052	($134)

Net earnings per share:

Basic	$0.41			($0.00)
Diluted	$0.41			($0.00)

Weighted average shares outstanding:
Basic	34,018			34,018
Diluted	34,415			34,415

Modine Manufacturing Company
Unaudited proforma consolidated statements of earnings

	Historical Modine		Adjusted	Discontinued	Continuing
For the quarter ended December 26, 2005	as reported	Reclassifications	Historical Modine	Operations	Operations

Net sales	$418,398	$748	$419,146	($44,112)	$375,034
Cost of sales	322,713	2,421	325,134	(31,092)	294,042

Gross profit	95,685	(1,673)	94,012	(13,020)	80,992
Selling, general, and administrative expenses	70,428	(3,743)	66,685	(17,119)	49,566
Restructuring charges	109	0	109	0	109

Income from operations	25,148	2,070	27,218	4,099	31,317
Interest expense	(1,641)	0	(1,641)	7	(1,634)
Other income--net	6,652	(2,070)	4,582	2	4,584

Earnings before income taxes from continuing operations	30,159	(0)	30,159	4,108	34,267
Provision for income taxes	11,213	0	11,213	1,714	12,927

Net earnings	$18,946	($0)	$18,946	$2,394	$21,340

Net earnings per share:

Basic	$0.56			$0.07	$0.63
Diluted	$0.55			$0.07	$0.62

Weighted average shares outstanding:
Basic	34,142			34,142	34,142
Diluted	34,550			34,550	34,550

Modine Manufacturing Company
Unaudited proforma consolidated statements of earnings

	Historical Modine		Adjusted	Discontinued	Continuing
For the quarter ended March 31, 2005	as reported	Reclassifications	Historical Modine	Operations	Operations

Net sales	$414,550	$799	$415,349	($45,912)	$369,437
Cost of sales	325,418	2,042	327,460	(30,733)	296,727

Gross profit	89,132	(1,243)	87,889	(15,179)	72,710
Selling, general, and administrative expenses	70,722	(3,449)	67,273	(15,352)	51,921
Restructuring charges	0	0	0	0	0

Income from operations	18,410	2,206	20,616	173	20,789
Interest expense	(1,941)	0	(1,941)	10	(1,931)
Other income--net	4,263	(2,206)	2,057	(345)	1,712

Earnings before income taxes from continuing operations	20,732	0	20,732	(162)	20,570
Provision for income taxes	5,877	0	5,877	778	6,655

Net earnings	$14,855	$0	$14,855	($940)	$13,915

Net earnings per share:

Basic	$0.43			($0.03)	$0.40
Diluted	$0.43			($0.03)	$0.40

Weighted average shares outstanding:
Basic	34,276			34,276	34,276
Diluted	34,690			34,690	34,690

Modine Manufacturing Company
Unaudited proforma consolidated statements of earnings

	Historical Modine		Adjusted	Discontinued	Continuing
For the quarter ended June 26, 2005	as reported	Reclassifications	Historical Modine	Operations	Operations

Net sales	$450,930	$0	$450,930	($54,094)	$396,836
Cost of sales	353,778	0	353,778	(37,213)	316,565

Gross profit	97,152	0	97,152	(16,881)	80,271
Selling, general, and administrative expenses	67,333	0	67,333	(16,780)	50,553
Restructuring charges	0	0	0	0	0

Income from operations	29,819	0	29,819	(101)	29,718
Interest expense	(1,551)	0	(1,551)	7	(1,544)
Other income--net	2,712	0	2,712	(41)	2,671

Earnings before income taxes from continuing operations	30,980	0	30,980	(135)	30,845
Provision for income taxes	10,229	0	10,229	(81)	10,148

Net earnings	$20,751	$0	$20,751	($54)	$20,697

Net earnings per share:

Basic	$0.60			($0.00)	$0.60
Diluted	$0.60			($0.00)	$0.60

Weighted average shares outstanding:
Basic	34,329			34,329	34,329
Diluted	34,631			34,631	34,631

Modine Manufacturing Company
Unaudited proforma segment operating results

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
(In thousands)	FY2006	FY2005	FY2005	FY2005	FY2005
Sales
Original Equipment - Americas	164,930	159,238	146,413	142,855	141,523
Original Equipment - Asia	57,827	49,811	52,405	14,215	-
Original Equipment - Europe	139,993	123,029	133,919	116,783	121,850
Commercial HVAC&R	28,456	27,407	31,904	24,498	18,999
Other	6,788	10,652	10,551	8,029	8,401
Segment Sales	$397,994	$370,137	$375,192	$306,380	$290,773
Corporate and Administrative	793	667	737	1,272	1,153
Eliminations	(1,949)	(1,368)	(895)	(935)	(698)
Sales from Continuing Operations	$396,838	$369,436	$375,034	$306,717	$291,228
Discontinued Operations	54,092	45,912	44,112	58,176	57,399
Total Net Sales	$450,930	$415,348	$419,146	$364,893	$348,627

Operating Income/(Loss)

Original Equipment - Americas	20,926	22,704	20,339	19,672	21,294
Original Equipment - Asia	2,561	(468)	1,778	626	-
Original Equipment - Europe	21,015	12,837	20,990	13,920	14,176
Commercial HVAC&R	2,223	3,451	5,186	2,808	1,937
Other	(4,053)	(2,300)	(1,369)	(3,104)	(4,527)
Segment Income	$42,672	$36,224	$46,924	$33,922	$32,880
Corporate and Administrative Expenses	(12,984)	(15,494)	(15,654)	(11,771)	(11,751)
Eliminations	29	62	37	38	-
Other Items Not Allocated to Segments	1,128	(224)	2,960	56	(287)
Segment Income from Continuing Operations	30,845	20,568	34,267	22,245	20,842
Discontinued Operations	135	162	(4,108)	296	2,608
Discontinued Operations - Cumulative effect of change
in accounting for goodwill impairment
Earnings Before Income Taxes	$30,980	$20,730	$30,159	$22,541	$23,450

		Full Year	Full Year	Full Year
(In thousands)		FY2005	FY2004	FY2003
Sales
Original Equipment - Americas		590,029	459,459	417,317
Original Equipment - Asia		116,431	-	-
Original Equipment - Europe		495,581	389,091	330,028
Commercial HVAC&R		102,808	88,738	85,812
Other		37,633	40,176	33,878
Segment Sales		$1,342,482	$977,464	$867,035
Corporate and Administrative		3,829	5,874	2,423
Eliminations		(3,895)	(2,663)	(6,469)
Sales from Continuing Operations		$1,342,416	$980,675	$862,989
Discontinued Operations		205,599	225,210	231,739
Total Net Sales		$1,548,015	$1,205,885	$1,094,728

Operating Income/(Loss)

Original Equipment - Americas		84,009	60,944	57,919
Original Equipment - Asia		1,936	-	-
Original Equipment - Europe		61,923	44,995	39,551
Commercial HVAC&R		13,382	11,143	11,515
Other		(11,300)	(12,979)	(11,382)
Segment Income		$149,950	$104,103	$97,603
Corporate and Administrative Expenses		(54,670)	(46,866)	(44,430)
Eliminations		137	150	131
Other Items Not Allocated to Segments		2,500	80	(1,406)
Segment Income from Continuing Operations		97,917	57,467	51,898
Discontinued Operations		(1,041)	6,244	3,129
Discontinued Operations - Cumulative effect of change
in accounting for goodwill impairment				(22,830)
Earnings Before Income Taxes		$96,876	$63,711	$32,197